UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                      1-14164                95-3518892
(State or other jurisdiction         (Commission            (I.R.S. Employer
       of incorporation)             File Number)           Identification No.)



401 NORTH WABASH AVENUE, SUITE 740
          CHICAGO, IL                                              60611
(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code: (312) 321-2299

                              ITEM 5. OTHER EVENTS

         On July 1, 2004, we issued a press release announcing that Hollinger Inc. and its wholly-owned subsidiary 504468 N.B. Inc. have filed a complaint against us seeking to enjoin the previously announced sale of the Telegraph Group Limited (England) unless the sale is approved by the holders of a majority of the voting power of our common stock. The press release is attached hereto as exhibit 99.1 and is incorporated by reference into this filing.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


   (c)   Exhibit Number          Description

         Exhibit 99.1            Press Release dated July 1, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         HOLLINGER INTERNATIONAL INC.
                                        (Registrant)


Date: July 2, 2004                      By:  /s/ James R. Van Horn
                                             -------------------------------
                                             Name:  James R. Van Horn
                                             Title: VP, General Counsel
                                                    & Secretary